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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   NOVEMBER 25, 2002
                                                   -----------------------------


                           R.H. DONNELLEY CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                     1-07155                  13-2740040
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 (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.)

ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK                        10577
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         (Address of Principal Executive Offices)                (Zip Code)

                              R.H. DONNELLEY INC.*
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                   333-59287                36-2467635
--------------------------------------------------------------------------------
 (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)             File Number)          Identification No.)

ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK                      10577
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                     (Zip Code)

Registrants' telephone number, including area code:  (914) 933-6400
                                                     ---------------------------

                                 Not Applicable
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998. As of November 22, 2002, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.


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ITEM 5.  OTHER EVENTS.

         R.H. Donnelley Corporation and R.H. Donnelley Inc. are filing herewith a First Supplemental Indenture, dated as of November 25, 2002, by and among R.H. Donnelley Corporation, R.H. Donnelley Inc., R.H. Donnelley Acquisitions, Inc., R.H. Donnelley APIL, Inc., R.H. Donnelley CD, Inc., Get Digital Smart.com, Inc., and The Bank of New York (the "Supplemental Indenture"), as
Exhibit 4.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         Exhibit
         Number          Description
         ------          -----------

          4.1            Supplemental Indenture, dated as of November 25, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               R.H. DONNELLEY CORPORATION



                               By:    /s/ Robert J. Bush
                                   ---------------------------------------------
                                     Name:  Robert J. Bush
                                     Title: Vice President and General Counsel


                               R.H. DONNELLEY INC.



                               By:   /s/ Robert J. Bush
                                   ---------------------------------------------
                                     Name:  Robert J. Bush
                                     Title: Vice President and General Counsel



Date:  November 25, 2002




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                                  EXHIBIT INDEX
                                  -------------

         Exhibit
         Number          Description
         ------          -----------

          4.1            Supplemental Indenture, dated as of November 25, 2002.








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